EXHIBIT 10.1
WAIVER, CONSENT, PARTIAL RELEASE
AND SEVENTH AMENDMENT TO
AMENDED REVOLVING CREDIT AGREEMENT
AND LOAN DOCUMENTS
     WAIVER, CONSENT, PARTIAL RELEASE AND SEVENTH AMENDMENT, dated as of June 1, 2010 (this “Agreement”), by and among Alon USA Energy, Inc., a Delaware corporation (the “Parent”), Alon USA, LP, f/k/a SWBU, L.P., a Texas limited partnership (“Alon LP”; together with such other subsidiaries of the Parent as may be designated as a borrower under the Credit Agreement by Alon LP with the prior written consent of the Agent (as defined below) and the Required Lenders (as defined in the Credit Agreement), each individually a “Borrower”, and, collectively, the “Borrowers”), all direct and indirect subsidiaries of the Parent other than the “Excluded Subsidiaries” referred to below (the Parent and such direct and indirect subsidiaries that are not Excluded Subsidiaries are hereinafter referred to individually as a “Guarantor Company” and, collectively, as the “Guarantor Companies”), the Lenders (as defined below), Israel Discount Bank of New York, as administrative agent, co-arranger and collateral agent for the Lenders (in such capacity, the “Agent”), and Bank Leumi USA, as co-arranger for the Lenders (“Bank Leumi”).
W I T N E S S E T H
     WHEREAS, the Borrowers, the Guarantor Companies, the financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), the Agent and Bank Leumi are parties to the Amended Revolving Credit Agreement, dated as of June 22, 2006 (as amended by (i) the First Amendment, dated as of August 4, 2006, (ii) the Waiver, Consent, Partial Release and Second Amendment, dated as of February 28, 2007, (iii) the Third Amendment, dated as of June 29, 2007, (iv) the Waiver, Consent, Partial Release and Fourth Amendment, dated as of July 2, 2008, (v) the Fifth Amendment, dated as of July 31, 2009, and (vi) the Sixth Amendment to the Credit Agreement, dated as of May 10, 2010, the “Credit Agreement”), pursuant to which the Lenders have made revolving loans to the Borrowers;
     WHEREAS, the obligations of the Borrowers and the Guarantor Companies to the Agent and the Lenders in respect of the Credit Agreement and the other Loan Documents are secured, inter alia, by the collateral and other security interests referred to in the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Security Documents;
     WHEREAS, the Borrowers have informed the Lenders that (i) Alon Bakersfield Holdings, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Alon Assets (“Bakersfield Holdings”), (ii) Alon Bakersfield Assets, Inc., a Delaware corporation and a direct subsidiary of Bakersfield Holdings (“Bakersfield Assets”), (iii) Alon Bakersfield Operating, Inc., a Delaware corporation and a direct subsidiary of Bakersfield Holdings (“Bakersfield Operating”), and (iv) Alon Bakersfield Logistics, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Bakersfield Holdings (“Bakersfield Logistics”; together with Bakersfield Holdings, Bakersfield Assets, Bakersfield Operating, and each other Person (other than any Person that has been at any time a party to the Credit Agreement) that becomes a Subsidiary of Bakersfield Holdings from time to time, the “Released Parties”), intend (A) to acquire certain hydrocarbon inventories and fixed assets located at the Big West Refinery, in

Bakersfield, California, from Big West of California, LLC (the “Bakersfield Refinery Assets”) and (B) to enter into loan documents to finance the acquisition of the Bakersfield Refinery Assets (the agreements, instruments and documents executed and delivered to evidence, govern and secure any of the obligations of Bakersfield Logistics and the other Released Parties, each as amended, supplemented or otherwise modified from time to time, collectively, the “Bakersfield Loan Documents”);
     WHEREAS, the Borrowers, the Guarantor Companies, the Lenders, Bank Leumi and the Agent wish to amend the Credit Agreement and the Loan Documents, in order to exclude the Released Parties from certain provisions of the Credit Agreement that would otherwise be applicable to such Subsidiaries of the Parent; and
     WHEREAS, the Borrowers and the Guarantor Companies have requested that the Agent and the Required Lenders (i) consent to and waive any Event of Default that would or will otherwise arise under Section 10.01(c) or (d) of the Credit Agreement as a result of a breach of Section 7.02(a) or (b) of the Credit Agreement as a result of the execution of the Bakersfield Loan Documents, (ii) consent to the release of the Agent’s Liens on the Released Parties’ Capital Stock and all assets of the Released Parties and (iii) release the Released Parties from the Credit Agreement and the other Loan Documents and all Obligations thereunder;
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.
     2. Amendments to Credit Agreement.
          (a) Deletion of Existing Definition. The defined term “Alon Interests” in Section 1.01 of the Credit Agreement is hereby deleted.
          (b) New Definitions. Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:
     “‘Alon Brands’ means Alon Brands, Inc., a Delaware corporation that was formerly Alon USA Interests, LLC, a Texas limited partnership immediately prior to its conversion and change of name.”
     “‘Bakersfield Assets’ means Alon Bakersfield Assets, Inc., a Delaware corporation and a direct subsidiary of Bakersfield Holdings.”
     “‘Bakersfield Holdings’ means Alon Bakersfield Holdings, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Alon Assets.”

     “‘Bakersfield Logistics’ means Alon Bakersfield Logistics, Inc. a Delaware corporation and a direct subsidiary of Bakersfield Holdings.”
     “‘Bakersfield Operating’ means Alon Bakersfield Operating, Inc., a Delaware corporation and a direct subsidiary of Bakersfield Holdings.”
     “‘Bakersfield Subsidiaries’ means Bakersfield Holdings, Bakersfield Assets, Bakersfield Operating, Bakersfield Logistics and each of their respective Subsidiaries (other than any Person that has been at any time a party to the Credit Agreement).”
          (c) Amendment and Restatement of Existing Definitions. The following defined terms in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
     “‘Excluded Subsidiaries’ means (i) the Subsidiaries of Alon Brands, (ii) the Bank of America Financed Subsidiaries, (iii) the Alon Louisiana Subsidiaries, and (iv) the Bakersfield Subsidiaries.”
     “‘Fixed Assets and Other Specified Property’ means any (a) Fixed Assets, (b) any Capital Stock issued by a Subsidiary of a Company and owned by a Company (other than any Capital Stock of (i) the Bank of America Financed Subsidiaries owned by Paramount Petroleum Holdings, (ii) Alon Brands owned by Alon LP, (iii) any Subsidiary of Alon Brands, (iv) any Alon Louisiana Subsidiary and (v) any Bakersfield Subsidiary), and (c) any Indebtedness owed by one Company to another Company which is evidenced by a promissory note.”
          (d) References to the term “Alon Interests”. Each reference to “Alon Interests” in the Credit Agreement and the other Loan Documents is hereby deleted and each such reference is replaced with “Alon Brands”.
          (e) Representations and Warranties; Subsidiaries. Section 6.01(f) of the Credit Agreement is hereby amended by deleting the words “the Bank of America Financed Subsidiaries and the Alon Louisiana Subsidiaries” and by substituting therefor the following: “the Bank of America Financed Subsidiaries, the Alon Louisiana Subsidiaries and the Bakersfield Subsidiaries”.
          (f) Affirmative Covenants; Subsidiaries, Etc. Section 7.01(b)(i) of the Credit Agreement is hereby amended by deleting the first parenthetical (which begins in the first line) in its entirety and by substituting therefor the following:

“(other than (A) a Subsidiary of Alon Brands, (B) any direct Subsidiary of the Parent and any Subsidiary of any direct Subsidiary of the Parent (other than Subsidiaries of Alon USA), (C) the Bank of America Financed Subsidiaries, (D) the Alon Louisiana Subsidiaries and (E) and the Bakersfield Subsidiaries)”
     3. Amendments to the Pledge Agreement and Security Agreement.
          (a) Section 2 of the Pledge Agreement is hereby amended by deleting the last sentence of Section 2 in its entirety and by substituting therefor the following:
“Anything to the contrary notwithstanding, the Pledged Shares shall not include (i) the Capital Stock of Alon Brands, Inc., a Delaware corporation (f/k/a Alon USA Interests, LLC, a Texas limited liability company), and its Subsidiaries, (ii) the Capital Stock of the Bank of America Financed Subsidiaries, (iii) the Capital Stock of the Alon Louisiana Subsidiaries, (iv) the Capital Stock of the Bakersfield Subsidiaries and (v) Capital Stock in any Pledgor held by management or employees or issuable upon the exercise of warrants or options, in each case to the extent permitted by and in accordance with the Revolving Credit Agreement.”
          (b) Section 2 of the Security Agreement is hereby amended by deleting the last sentence of Section 2 in its entirety and by substituting therefor the following:
“Anything to the contrary notwithstanding, Collateral shall not include (i) the Capital Stock of the Bank of America Financed Subsidiaries, (ii) the Capital Stock of the Alon Louisiana Subsidiaries, (iii) the Capital Stock of Alon Brands and its Subsidiaries and (iv) the Capital Stock of the Bakersfield Subsidiaries.”
     4. Waiver, Consent and Release. Subject to the satisfaction of the conditions contained in Section 7 hereof and pursuant to Section 12.03 of the Credit Agreement:
          (a) The Agent and the Required Lenders consent to, and waive any Default or Event of Default that would otherwise arise under Section 10.01(c) or (d) of the Credit Agreement as a result of a breach of Section 7.02(a) or (b) of the Credit Agreement by reason of the execution and delivery of the Bakersfield Loan Documents.
          (b) The Agent and the Required Lenders hereby release their security interest in and lien on the Capital Stock and all assets of the Released Parties and release the Released Parties from the Credit Agreement and the other Loan Documents and all Obligations thereunder.
     5. Releases of Security Interests and Liens.
          (a) Subject to the satisfaction of the conditions set forth in Section 7 hereof, the Agent’s security interest in and lien on the Capital Stock and assets of the Released

Parties is hereby released without recourse, representation or warranty of any kind, express or implied and at the sole cost and expense of Borrowers.
          (b) The Agent will, at the request of Administrative Borrower, execute and deliver, and hereby authorizes the Administrative Borrower to execute and deliver, such other instruments and documents, and take such further action, as Administrative Borrower may reasonably request to effect or evidence the termination of Agent’s security interest in and lien on the Capital Stock and assets of the Released Parties and releases the Released Parties from the Credit Agreement and the other Loan Documents and all Obligations thereunder as provided in clause (a) above, but without recourse, representation or warranty of any kind, express or implied, and at the sole cost and expense of Borrowers.
     6. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Loan Parties represent and warrant to the Agent and the Lenders that, as of the Agreement Effective Date (as defined below):
          (a) The execution, delivery and performance by each of the Loan Parties of this Agreement has been duly authorized by all requisite corporate actions; that this Agreement has been duly executed and delivered by each of the Loan Parties; and that this Agreement and the Credit Agreement, as amended by this Agreement, constitute legal, valid and binding obligations of the Loan Parties, enforceable against them in accordance with its terms (subject to the applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).
          (b) The representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document and certificate or other writing delivered to Agent or any Lender pursuant thereto on or prior to the Agreement Effective Date are true and correct in all material respects on and as of the Agreement Effective Date, after giving effect to the terms of this Agreement, as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date).
          (c) No Default or Event of Default has occurred and is continuing on the Agreement Effective Date or will result from this Agreement becoming effective in accordance with its terms.
          (d) The organizational structure of Parent and its Subsidiaries is as set forth on Schedule A hereto.

     7. Conditions to Effectiveness. The effectiveness of this Agreement is subject to the fulfillment on or before June 1, 2010, in a manner satisfactory to the Agent, of the condition precedent that this Agreement shall have been executed and delivered by the Loan Parties, the Agent and the Lenders (the date such condition is fulfilled is hereafter referred to as the “Agreement Effective Date”).
     8. Reservation of Rights. This release shall apply only to the Capital Stock and all assets of the Released Parties and does not, in any manner whatsoever, allow for the release of liens on any other Collateral of any other Loan Party. The Agent’s liens on all such other Collateral shall remain in full force and effect. No action or acquiescence by the Agent and the Lenders, including, without limitation, the amendment under this Agreement of, or the acceptance of any payments under, the Credit Agreement, shall constitute a waiver of any Default or Event of Default, except as expressly set forth herein. Accordingly, the Agent and the Lenders reserve all of their rights under the Credit Agreement, the Loan Documents, at law and otherwise regarding any such Default or Event of Default.
     9. Continued Effectiveness of Loan Documents. Each of the Loan Parties hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Agreement Effective Date all references in any such Loan Document to “the Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects, except with respect to the Capital Stock or other Collateral released hereunder.
     10. Loan Parties; Borrowing Base; Intercreditor Agreement.
          (a) Notwithstanding anything to the contrary, after the Agreement Effective Date:
               (i) none of the Released Parties shall be deemed to be a Loan Party, a Company, or a Guarantor Company under the Credit Agreement or any of the other Loan Documents;
               (ii) no assets of the Released Parties shall be included in any calculation of the Borrowing Base under the Credit Agreement;
               (iii) the Capital Stock and all assets of the Released Parties shall no longer be collateral of the Agent and the Lenders under the Intercreditor Agreement;
               (iv) the Released Parties shall be released from the Intercreditor Agreement; and

               (v) none of the Released Parties shall be subject to the terms and conditions of the Credit Agreement and the other Loan Documents, and no Default or Event of Default shall result on account of any representation, warranty, covenant or agreement set forth in the Credit Agreement and the other Loan Documents insofar as they relate to any Released Party or any action or failure to act by any Released Party.
          (b) In no event shall any Person that has been at any time a party to the Credit Agreement be a Released Party.
     11. Miscellaneous.
          (a) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of a counterpart hereby by facsimile transmission shall be equally effective as delivery of a manually executed counterpart hereof.
          (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
          (c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          (d) The Loan Parties will pay on demand all reasonable fees, reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees, out-of-pocket disbursements and other client charges of Schulte Roth & Zabel LLP.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrower:

ALON USA, LP

By:	Alon USA GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Shai Even

	Name:	Shai Even
	Title:	Senior Vice President and Chief Financial Officer

Guarantor Companies:

ALON USA OPERATING, INC ALON USA REFINING, INC. ALON USA, INC. ALON USA ENERGY, INC. ALON PARAMOUNT HOLDINGS, INC. ALON USA GP, LLC ALON ASSETS, INC.

By:	/s/ Shai Even

Name:	Shai Even
Title:	Senior Vice President and Chief Financial Officer

ALON USA CAPITAL, INC.

By:	/s/ Harlin Dean

Name:	Harlin Dean
Title:	Vice President and Secretary

ALON CRUDE PIPELINE, LLC

By:	/s/ Shai Even

Name:	Shai Even
Title:	Vice President and Chief Financial Officer

ALON BRANDS, INC. ALON USA DELAWARE, LLC ALON PIPELINE LOGISTICS, LLC

By:	/s/ Shai Even

Name:	Shai Even
Title:	Vice President

Agent and Lender:

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Amir Barash

Name:	Amir Barash
Title:	SVP

By:	/s/ Zalutki Hai

Name:	Zalutki Hai
Title:	AVP

Lender and Co-arranger:

BANK LEUMI USA

By:	/s/ Michaela Klein

Name:	Michaela Klein
Title:	SVP

By:	/s/ Noam Katz

Name:	Noam Katz
Title:	BO